Exhibit 99.1

THE LEADING HOLISTIC HEALTH AND WELLNESS PLATFORM THAT DELIVERS RESULTS 1 THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. ICR

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. This presentation (the “Presentation”) contemplates a business combination (the “Transaction”) involving Forest Road Acquisit ion Corp. (“FRX”), Beachbody, LLC (“Beachbody”) and MYX Fitness LLC. (“MYX,” and, together with Beachbody, the “Target Companies” a nd, together FRX and Beachbody following the Transaction, “The Beachbody Company”). No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an of fer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the propos ed Transaction or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. Forward - Looking Statements Certain statements made in this Presentation are “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Presentation, the words “estimates,” “ projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variati ons of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forwar d - looking statements. These forward - looking statements and factors that may cause such differences include, without limitation, [FRX’s and the Target Companies’ ina bility to enter into a definitive agreement with respect to the Transaction or to complete the transactions contemplated ther eby ; matters discovered by the parties as they complete their respective due diligence investigation of the other; the inability to recognize the antici pat ed benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available fol lowing any redemptions by FRX shareholders; the ability to meet the listing standards of The New York Stock Exchange following the consummation of the tra nsactions contemplated by the proposed business combination; costs related to the proposed business combination; expectations wi th respect to future operating and financial performance and growth, including the timing of the completion of the proposed business combin ati on; The Beachbody Company’s ability to execute its business plans and strategy; and other risks and uncertainties described f rom time to time in filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon any forward - loo king statements, which speak only as of the date made. FRX, Beachbody and MYX expressly disclaims any obligations or undertak ing to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in the expectations o f FRX, Beachbody or MYX with respect thereto or any change in events, conditions or circumstances on which any statement is b ase d. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forwar d - l ooking statements and the assumptions on which those forward - looking statements are based. There can be no assurance that the d ata contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward - looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assu mpt ions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information se t forth herein speaks only as of the date hereof in the case of information about FRX, Beachbody and MYX or the date of such inf ormation in the case of information from persons other than FRX, Beachbody or MYX, and we disclaim any intention or obligation to update any forward - loo king statements as a result of developments occurring after the date of this Presentation. Projected and estimated numbers a re used for illustrative purpose only, are not forecasts and may not reflect actual results. Use of Projections This Presentation contains financial forecasts. These unaudited financial projections have been provided by the Target Compan ies ’ management, and the Target Companies’ respective independent auditors have not audited, reviewed, compiled, or performed an y p rocedures with respect to the unaudited financial projections for the purpose of their inclusion in this Presentation and, accordingly, do n ot express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These un aud ited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial project ion s in this Presentation is not an admission or representation by FRX, Beachbody or MYX that such information is material. The ass umptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant busi nes s, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of the future performance of The Beachbody Co mpanies or that actual results will not differ materially from those presented in the unaudited financial projections. Inclus ion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the u nau dited financial projections will be achieved. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. None of FRX , Beachbody, MYX or their respective affiliates and any third parties that provide information to FRX, Beachbody or MYX, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. None of FRX, Beachbody, MYX or their res pec tive affiliates and any third parties that provide information to FRX, Beachbody or MYX, such as market research firms, are r esp onsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. None of FR X, Beachbody, MYX or their respective affiliates give any express or implied warranties, including, but not limited to, any warr ant ies of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, in cid ental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including los t income or profits and opportunity costs) in connection with the use of the information herein. Additional Information and Where to Find It If a definitive agreement is entered into in connection with the proposed Transaction described herein, a full description of th e terms of the Transaction will be provided in a proxy statement/prospectus for FRX’s shareholders to be filed with the U.S. Sec urities and Exchange Commission (the “SEC”). FRX urges investors, shareholders and other interested persons to read, when available, the prelimina ry proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important inf orm ation about FRX, Beachbody, MYX and the proposed Transaction. The definitive proxy statement/prospectus will be mailed to shareholders of FRX as of a record date to be established for voting on the proposed Transaction. Shareholders may obtain copies of the proxy statem en t/prospectus, when available, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Forest Road Acquisition Corp. 11 77 Avenue of the Americas, 5th Floor, New York, New York 10036. Participants in Solicitation FRX, Beachbody, MYX and their respective directors, executive officers and other members of their management and employees ma y b e deemed to be participants in the solicitation of proxies of FRX shareholders in connection with the prospective Transaction de scribed herein under the rules of the SEC. Investors and security holders may obtain more detailed information regarding the names, affiliat ion s and interests of the directors and officers of FRX, Beachbody and MYX in the proxy statement/prospectus relating to the pro pos ed Transaction when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above. This Investor Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, n or shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to th e registration or qualification under the securities laws of any such jurisdiction. 2 DISCLAIMER ICR

3 Help people achieve their goals and lead healthy, fulfilling lives. For two decades, the company has achieved that mission through the power of unparalleled at - home fitness and meal planning content, the creation of iconic brands and community, and innovations in social marketing and supplements. These initiatives have made The Beachbody Company the leader in helping people get healthy through step - by - step lifestyle transformation. THE BEACHBODY COMPANY MISSION THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. CARL

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. TODAY’S SPEAKERS 4 THE BEACHBODY COMPANY CARL Selina Tobaccowala Chief Digital Officer, Openfit Robert Gifford President and COO Heberto Calves President, MYX Sue Collyns President and CFO Carl Daikeler Co - Founder, Chairman, and CEO Jon Congdon Co - Founder and CEO, Openfit Kevin Mayer Strategic Advisor, FRX Tom Staggs Director, FRX

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 5 EXECUTIVE BUSINESS SUMMARY 1 AGENDA 2 OPPORTUNITY OVERVIEW 3 THE BEACHBODY COMPANY 4 DIGITAL SUBSCRIPTIONS 6 NUTRITION AND SUPPLEMENT SUBSCRIPTIONS 7 MARKETING, SOCIAL COMMERCE, AND COMMUNITY 8 GROWTH OPPORTUNITIES AND FINANCIAL OVERVIEW THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. CARL 5 CONNECTED FITNESS EQUIPMENT

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 6 EXECUTIVE BUSINESS SUMMARY THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. KEVIN/TOM

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 7 ▪ Clearly in focus on the heels of the pandemic ▪ Consumer (and investor) dollars continue to flow here ▪ Long tail for sustainable growth AT THE CENTER OF THREE MEGATRENDS Digital Subscription ▪ High value in monetization of content ▪ Delivering higher engagement and subscriber growth Connected Fitness ▪ Benefits from structural shift of consumer spending more time at home ▪ Integrated hardware and content ▪ Passionate/loyal community THE BEACHBODY COMPANY Growth Consumer Health and Wellness KEVIN/TOM

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 3 KEY REVENUE DRIVERS 8 THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. KEVIN/TOM DIGITAL SUBSCRIPTIONS CONNECTED FITNESS EQUIPMENT NUTRITION AND SUPPLEMENT SUBSCRIPTIONS THE BEACHBODY COMPANY

HOW WE ACQUIRE, ENGAGE, AND RETAIN CUSTOMERS

BRAND MARKETING

ACQUISITION

PERFORMANCE MARKETING

Paid advertising through Facebook, Instagram, Snapchat, TikTok, etc.

TV, radio, print

SOCIAL COMMERCE

~400,000 micro-influencer "Coaches"

Macro-influencers and celebrities

RETENTION / UPSELL

CRM IN-PRODUCT MARKETING

Supplement subscriptions

Upsells and cross-sells

Accountability through paired Coach

LIVE-TRAINER MESSAGING

Personalization

Advisor recommendations

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED.

10

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 10 DIVERSIFIED REVENUE COMPONENTS WITH SIGNIFICANT RECURRING REVENUE SIGNIFICANT CASH FLOW GENERATION >$1.1B IN REVENUE (FORECASTED 2021) >65% CONSOLIDATED GROSS MARGIN 75% SUBSCRIPTION REVENUE 15% NON - SUBSCRIPTION 10% CONNECTED FITNESS EQUIPMENT KEVIN/TOM REINVESTING TO FUEL FUTURE GROWTH ~50% NUTRITION AND SUPPLEMENT SUBSCRIPTIONS ~10% CONNECTED FITNESS EQUIPMENT ~40% DIGITAL SUBSCRIPTIONS REVENUE COMPOSITION REVENUE BY TYPE

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. THE BEACHBODY COMPANY AT A GLANCE 11 1 80 ,000,000 STREAMED VIEWS 0.4M+ NUTRITION SUBSCRIPTIONS 12 – 15 WORKOUTS PER SUBSCRIBER PER MONTH PAID DIGITAL SUBSCRIPTIONS 22 - YEAR TRACK RECORD OF PROFITABLE GROWTH COMPLETE WORKOUT PROGRAMS WITH 84 $1.1B+ REVENUE 2021E 25 NUTRITION PRODUCTS STREAMING WORKOUTS 2,300+ 2.6M YOY DIGITAL SUBSCRIPTION GROWTH 57% MOST COMPREHENSIVE CONTENT PORTFOLIO IN THE INDUSTRY As of 12/31/20. Qualified views require program streaming of 25% or more. KEVIN/TOM

POWERFUL COMPETITIVE ADVANTAGES 12 QUALITY CONTENT KEVIN/TOM The deepest library of high - quality evergreen content with 100% ownership of the IP complemented by highly effective nutrition products QUALITY CONTENT LIBRARY

POWERFUL COMPETITIVE ADVANTAGES 13 Scaled, branded fitness and nutrition platform with expertise in content creation, marketing, and distribution KEVIN/TOM SCALE / EXPERTISE QUALITY CONTENT QUALITY CONTENT LIBRARY

POWERFUL COMPETITIVE ADVANTAGES 14 Multiple entry doors to acquire customers with significant opportunity to drive further monetization through cross - sell and upsell MULTI - PLATFORM BOD, OPENFIT, MYX, NUTRITION SCALE / EXPERTISE KEVIN/TOM QUALITY CONTENT QUALITY CONTENT LIBRARY

POWERFUL COMPETITIVE ADVANTAGES 15 MULTI - PLATFORM BOD, OPENFIT, MYX, NUTRITION MASS - MARKET SCALE / EXPERTISE Highly effective, journey - based programming and nutrition provides holistic solution at attractive price points KEVIN/TOM QUALITY CONTENT QUALITY CONTENT LIBRARY

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. SCALED, PROFITABLE FITNESS AND NUTRITION MARKET LEADER WITH POWERFUL COMPETITIVE ADVANTAGE COMPELLING MACRO TAILWINDS FOR AT - HOME FITNESS INDUSTRY, PARTICULARLY POST - COVID SUBSTANTIAL REVENUE AND EBITDA GENERATION SEASONED MANAGEMENT TEAM WITH OVER 22 YEARS OF EXPERIENCE TOGETHER SIGNIFICANT NEAR - TERM GROWTH OPPORTUNITIES FROM CUSTOMER ACQUISITION, INTERNATIONAL EXPANSION, AND OPPORTUNISTIC M&A 16 INVESTMENT HIGHLIGHTS KEVIN/TOM

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 17 OPPORTUNITY OVERVIEW THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. CARL

SUBSTANTIAL GLOBAL WELLNESS MARKET OPPORTUNITY


$1.5 TRILLION OPPORTUNITY
$828B
FITNESS/
PHYSICAL ACTIVITY
$702B
NUTRITION
$357B
OTHER
$4.5T
GLOBAL WELLNESS
INDUSTRY
$1.1T
BEAUTY/
PERSONAL CARE
$639B
WELLNESS
TOURISM
$702B
TRADITIONAL AND
PREVENTIVE MEDICINE

- **Global wellness** spending was valued at +$4.5 trillion in 2019
- **Fitness/physical activity** and healthy nutrition represent ~35% of global wellness expenditures
- The Beachbody Company has been consistently and profitably expanding market share in this **$1.5 trillion market opportunity**

Source: Global Wellness Institute Study, 2018-2019

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED.

19

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 19 EXPANDING ADDRESSABLE MARKET $1 . 5 TRILLION $ 1 . 1 BILLION THE BEACHBODY COMPANY 2021E REVENUE CARL OVER TOTAL ADDRESSABLE MARKET Source: Global Wellness Institute Study, 2018 – 2019 ▪ 28 million fitness on - demand / streaming subscribers in 2019 ▪ Digital at - home fitness spend has since surged +30 – 40% post - COVID ▪ The online fitness market is expected to grow from $6B in 2019 to $59B by 2027, representing a 33% CAGR ▪ The Beachbody Company will be a key beneficiary of an expanding TAM

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 20 of all gym members won’t return to gyms upon reopening. — RunRepeat March 2021 47% of all consumers say they prefer working out at home to the gym. — The Wall Street Journal January 2021 66% STRUCTURAL CHANGE TO THE FITNESS INDUSTRY CARL of surveyed respondents who already or will feel comfortable returning to the gym, will keep at - home workouts as a part of their fitness routine. — Wakefield Research Study July 2020 (commission by The Beachbody Company) 87% of all gym members globally have already canceled or are considering canceling their memberships. — RunRepeat March 2021 37% of those exercising at home do not plan to go back to their gym. — Wall Street Equity Research January 2021 55%

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 21 THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. CARL THE BEACHBODY COMPANY

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 3 KEY REVENUE DRIVERS 22 THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. DIGITAL SUBSCRIPTIONS CONNECTED FITNESS EQUIPMENT NUTRITION AND SUPPLEMENT SUBSCRIPTIONS THE BEACHBODY COMPANY CARL

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 23 HOLISTIC FITNESS AND NUTRITION SOLUTION KEY TO BETTER, FASTER RESULTS CARL THE COMBINATION OF FITNESS AND NUTRITION LEADS TO MORE EFFECTIVE, SUSTAINABLE RESULTS THAN EITHER PRACTICE ON ITS OWN BE T TER RESULTS Individuals changing both diet and exercise are 17.5x more likely to lose weight versus changing only diet or only exercise 1 FASTER RESULTS Those adopting nutrition and exercise regimens simultaneously are more likely to meet national diet and physical activity guidelines faster than those who change one at a time 2 LONG - TERM RESULTS Positive results from combined nutrition + exercise regimens outlast results from one - variable programs 2 After month 4, single - intervention programs may achieve results; by month 12, only combined intervention programs show sustained success 1 BMC Public Health Study (Feb - 2018), “Combined diet and physical activity is better than diet or physical activity alone at impro ving health outcomes for patients in New Zealand’s primary care intervention.” 2 Stanford University School of Medicine (April - 2013), “Behavioral Impacts of Sequentially versus Simultaneously Delivered Dietar y Plus Physical Activity Interventions: the CALM Trial.”

DIGITAL SUBSCRIPTIONS CONNECTED FITNESS EQUIPMENT NUTRITION AND SUPPLEMENT SUBSCRIPTIONS THE BEACHBODY COMPANY 24 THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. CARL DIGITAL SUBSCRIPTIONS

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 3 ENTRY DOORS FOR DIGITAL SUBSCRIPTIONS 25 DIGITAL SUBSCRIPTIONS BEACHBODY ON DEMAND (BOD), OPENFIT, AND MYX CARL ▪ Comprehensive library of live and on - demand content ▪ Live trainer - led classes and interactions ▪ Macro - influencer and celebrity trainers ▪ Complement with nutrition programs and Ladder supplements ▪ Content will be accessible on the MYX bike ▪ Connected fitness content driven by heart - rate zones calibrated just for you ▪ Complement cycling with strength, flexibility, and balance classes ▪ Ability for customers to bundle with Openfit and BOD digital subscriptions, nutrition programs, and supplements ▪ Largest on - demand content library in the industry with well - known brands and fitness trainers ▪ 400,000+ micro - influencer “Coaches” ▪ Revenue - sharing opportunity ▪ Complement with nutrition programs and supplements ▪ Content will be accessible on the MYX bike

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. As of 12/31/20. 89% GROSS MARGIN ON DIGITAL SUBSCRIPTIONS 0% 5% 10% 15% 20% 25% 30% 35% 2015 2016 2017 2018 2019 2020 32% 0.0M 0.5M 1.0M 1.5M 2.0M 2.5M 3.0M 2015 2015 2016 2017 2018 2019 2020 2.6M 2.6M PAID DIGITAL SUBSCRIPTIONS MARCH LAUNCH AS OF DEC YEAR END $450M+ REVENUE 2021E 180,000,000 STREAMED VIEWS 96% DIGITAL SUBSCRIPTION RETENTION MOM 26 ENGAGEMENT (DAU/MAU) 12 – 15 WORKOUTS PER SUBSCRIBER PER MONTH CONSOLIDATED KEY METRICS ANNUAL BOD OR OPENFIT SUBSCRIPTION CARL DIGITAL SUBSCRIPTIONS MONTHLY CONNECTED FITNESS SUBSCRIPTION ~$29 ~$99

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. Ideation Development Marketing Merchandising Data & Analytics OUR PROVEN AND PROFITABLE MODEL Approach all new ideas with rigor ▪ Coach/customer surveys ▪ Market trends ▪ Content calendar and catalog fit assessment ▪ Demographic expansion Assign a team of specialists to every product ▪ Finalize content with development team and trainers ▪ Concept testing ▪ Casting and rehearsals ▪ Kick off production (combine with parallel development for cost efficiencies) ▪ Finalize post - production, music, product QA Marketing and creative teams work in parallel with development ▪ Differentiated branding ▪ Asset creation ▪ Online and offline media planning ▪ Editorial content hubs (blog) to support product and SEO ▪ Search engine marketing ▪ Facebook group community and Challenge Group setup Assemble product bundles to increase results and revenue ▪ Complementary equipment and supplement offerings specifically designed with fitness programs ▪ À la carte accessories for add - ons Gather and study data to drive post - launch optimization ▪ Real - time engagement and usage analytics drive platform optimization ▪ CSAT scores and feedback inform product optimization and additional product development 27 FOR DEVELOPING FITNESS CONTENT CARL DIGITAL SUBSCRIPTIONS

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 28 ¹Workout Views as of December 31, 2020 *Includes all views per franchise LEADER IN FITNESS CONTENT PAST, PRESENT, AND FUTURE TREMENDOUS ASSET VALUE IN BOD LIBRARY DUE TO EVERGREEN NATURE OF PROGRAMS 2020 BOD Workout Views by Program (in millions) ¹ * * * * * * 2016 – 2018 2011 – 2015 Before 2010 Year of Release: 2019 2020 CARL DIGITAL SUBSCRIPTIONS 31.5 21.9 15.6 13.5 11.9 10.8 9.1 7.8 7.8 5.8 5.6 5.0 3.0 2.4 2.2

THE BEACHBODY COMPANY. CONFIDENTIAL and PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. OPENFIT IS BUILT ON BOD’S CORE COMPETENCIES Bring celebrity - based programs to mass market Access to NASM - certified* personal trainers in LIVE classes and challenges Best - in - class nutrition programs that show real results Highest - quality s upplements designed by scientists 29 *NASM, ACE, or equivalent trainer certification. JON DIGITAL SUBSCRIPTIONS TO ATTRACT NEW MASS - MARKET AUDIENCES

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 30 LIVE CLASSES OVERSEEN BY CERTIFIED TRAINERS Users can turn their camera on, allowing trainers to give feedback on form and encouragement, just like an in - person studio fitness class 400+ LIVE classes per week in Xtend Barre, strength training, Pilates, weights, kickboxing, yoga, stretching, and walking/running Highest - rated classes saved for on - demand accessibility LIVE running and walking LIVE chat & photos LIVE classes FOR EVERYONE IN ALL TYPES OF WORKOUTS ON OPENFIT SELINA DIGITAL SUBSCRIPTIONS Trainer

DIGITAL SUBSCRIPTIONS CONNECTED FITNESS EQUIPMENT NUTRITION AND SUPPLEMENT SUBSCRIPTIONS THE BEACHBODY COMPANY 31 CONNECTED FITNESS EQUIPMENT _ _ THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. HERBIE

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 32 MYX FITNESS: AN EXCITING CONNECTED FITNESS EXPERIENCE FOR A WIDER AUDIENCE ▪ Holistic on - /off - bike fitness solution ▪ Lower cost than competitors ($1,299) ▪ $29/month subscription for Openfit or BOD ▪ 360 - degree swivel - screen tablet ▪ Heart - rate - based training approach ▪ Commercial - grade equipment Leverages Openfit and BOD platforms, distribution, marketing experience, and content creation capabilities HERBIE CONNECTED FITNESS EQUIPMENT

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. MYX FITNESS AT A GLANCE 33 27,000+ BIKES SOLD 15 WORKOUTS PER SUBSCRIBER PER MONTH SUBSCRIPTION MARGINS $100M REVENUE 2021E $29 PER MONTH SUBSCRIPTION COST 90% RETENTION MOM 98% Rounded numbers as of 12/31/20. “Must - have fitness gear for 2020.” “If you’re an elite spin class assassin looking to climb to the top of your competitive pool, Peloton is still king and they’re going to make you pay for it. For the 80% or more out there that just want a good workout, some extra guidance, and the convenience of occasional spin classes from the comfort of your own home, the MYX Fitness Bike is half the price of the Peloton for way more than half the bike and experience quality. Save some bucks, and ride with MYX." “Best Peloton alternative, period.” “Best exercise bike.” “The Myx Plus feels like the next level of home gym setups. Instead of banging out five sets of 10 reps with some rusty weights on a cracked leather bench in your garage, you can get the feel of one - on - one personal training with top - tier equipment in your spare bedroom.” HERBIE CONNECTED FITNESS EQUIPMENT

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 34 HOLISTIC AT - HOME FITNESS EXPERIENCE POINTS OF DIFFERENTIATION MYX subscribers get access to a wide array of workouts that are personalized based on a subscriber’s heart rate data and preferences SCIENCE - BASED HEART RATE COACHING MYX personalizes each subscriber’s training program and trainer journey using a proprietary recommendation engine PROPRIETARY RECOMMENDATION ENGINE On - and off - bike workouts coupled with MYX Plus accessories and swivel tablet provide a holistic 1:1 training program for MYX subscribers HOLISTIC 1:1 TRAINING APPROACH Added leverage from Beachbody’s three production studios and 22 - year track record of creating high - quality fitness content BEST - IN - CLASS CONTENT CREATION CAPABILITIES HERBIE CONNECTED FITNESS EQUIPMENT

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. AMPLE CAPACITY TO SUPPORT DEMAND THE SUPPLY CHAIN IS SCALING AT A RATE THAT IS AT LEAST 2X OUR PROJECTED DEMAND IN ANY OF THE NEXT 5 YEARS 35 HERBIE CONNECTED FITNESS EQUIPMENT 27K 73K 136K 203K 338K 398K 50K 146K 300K 500K 700K 1M 0K 100K 200K 300K 400K 500K 600K 700K 800K 900K 1,000K 2020 2021 2022 2023 2024 2025 CAPACITY FORECASTED

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. MYX SUPPLY AND DELIVERY CHAIN POSITIONED TO SCALE UP QUICKLY 36 HERBIE MANUFACTURING DISTRIBUTION DELIVERY ▪ 1 week to arrive at hubs, then 1 – 8 days to deliver to customer (depending on distance) ▪ In - home support provided by CORE Health & Fitness ▪ Domestic hub - and - spoke network provided by XPOlogistics – 10 main distribution centers covering about 90% of US population within 75 miles – 85 “last - mile hubs” – MYX inventory held at 3 primary distribution centers (NY, LA, CHI) ▪ Commercial - grade equipment manufacturing partners in Asia over 900,000 square feet of manufacturing capacity ▪ Bike manufacturer is the #4 commercial gym equipment manufacturer globally CONNECTED FITNESS EQUIPMENT

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 37 MYX FITNESS WILL BE A GROWTH ENGINE BEHIND OUR CONNECTED FITNESS OFFERING JON CONNECTED FITNESS EQUIPMENT A FULLY INTEGRATED PLATFORM LEVERAGING THE POWER OF BOD AND OPENFIT

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 38 MYX FITNESS WILL BE A GROWTH ENGINE BEHIND OUR CONNECTED FITNESS OFFERING JON CONNECTED FITNESS EQUIPMENT THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED.

DIGITAL SUBSCRIPTIONS CONNECTED FITNESS EQUIPMENT NUTRITION AND SUPPLEMENT SUBSCRIPTIONS THE BEACHBODY COMPANY 39 THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. CARL NUTRITION AND SUPPLEMENT SUBSCRIPTIONS

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. NUTRITION AND SUPPLEMENT SUBSCRIPTIONS ACCELERATE REVENUE DIGITAL SUBSCRIPTIONS CREATE MARKETING OPPORTUNITIES $450M $560M 1 Full year forecast for 2021E. 2021E REVENUE 1 2021E REVENUE 1 3.7M DIGITAL SUBSCRIPTIONS 1 2021E 0.4M NUTRITION SUBSCRIPTIONS AND OTHER SALES 1 2021E 40 CARL NUTRITION AND SUPPLEMENT SUBSCRIPTIONS

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. DIVERSE PORTFOLIO OF BRANDED NUTRITION PRODUCTS FITNESS SUBSCRIPTIONS TRANSLATE TO NUTRITION AND SUPPLEMENT CROSS - SALES 41 OTHER NUTRITIONALS AND ACCESSORIES PRE - AND POST - WORKOUT SNACK BARS WHEY AND PLANT PROTEIN PLANT PROTEIN SUPERFOOD GREENS PRE - WORKOUT HYDRATION WHEY PROTEIN CARL NUTRITION AND SUPPLEMENT SUBSCRIPTIONS

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. DR. HUGH LIPPMAN SENIOR SCIENTIST, SCIENTIFIC AFFAIRS PHD – PURDUE UNIVERSITY PAUL FALCONE SENIOR SCIENTIST, SCIENTIFIC AFFAIRS MS – COLORADO STATE UNIVERSITY KRISTA MAGUIRE MANAGER, FOOD, NUTRITION & RESULTS RD – UNIVERSITY OF TEXAS AT AUSTIN MIKE WILSON EVP, RESEARCH AND DEVELOPMENT MS – RUTGERS UNIVERSITY RESEARCH AND DEVELOPMENT NUTRITION EXPERTS DR. EMILY PANKOW FRITZ SENIOR DIRECTOR, SCIENTIFIC AFFAIRS PHD – SOUTH DAKOTA STATE UNIVERSITY DR. FRANCIS STEPHENS PERFORMANCE NUTRITION PHD – PROFESSOR AT EXETER UNIVERSITY, UK DR. HEATHER LEIDY NUTRITION AND APPETITE CONTROL PHD – ASSOCIATE PROFESSOR UNIVERSITY OF TEXAS AT AUSTIN DR. MANSOUR SAMADPOUR QUALITY AND PRODUCT SAFETY PHD – FOUNDER AND CEO OF IEH LABORATORIES DR. ABBIE SMITH - RYAN EXERCISE AND SPORT SCIENCE PHD – ASSOCIATE PROFESSOR UNIVERSITY OF NORTH CAROLINA, CHAPEL HILL SCIENTIFIC ADVISORY BOARD CO - CREATORS OF SHAKEOLOGY AND ULTIMATE RESET ISABELLE BROUSSEAU DAIKELER SENIOR HEALTH, NUTRITION, AND FITNESS CONSULTANT SHAKEOLOGY, CO - FORMULATOR ULTIMATE RESET, CO - CREATOR 3 - DAY REFRESH, CREATOR DAILY SUNSHINE, CREATOR DARIN OLIEN NUTRITIONAL SCIENTIST SHAKEOLOGY, CO - FORMULATOR ULTIMATE RESET, CO - CREATOR DENIS FAYE EXECUTIVE DIRECTOR OF NUTRITION MS – HAWTHORN UNIVERSITY WORLD - CLASS APPROACH TO NUTRITION AND SUPPLEMENT DEVELOPMENT 42 MAY LAM SR. PRINCIPAL SCIENTIST, PRODUCT DEVELOPMENT MS – UNIVERSITY OF BRIDGEPORT THE R&D TEAM IS COMPRISED OF TECHNICAL PROFESSIONALS WITH HUNDREDS OF YEARS OF COMBINED EXPERIENCE WORKING WITH MAJOR COMPANIES. ROBERT NUTRITION AND SUPPLEMENT SUBSCRIPTIONS

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. CREATING PROPRIETARY NUTRITION PRODUCTS THAT WORK 1 INGREDIENT SELECTION ✓ NUTRITION ✓ POTENCY ✓ SENSORY 2 SUPPLIER QUESTIONNAIRE & DOCUMENTATION REVIEW ✓ QUALITY SYSTEMS ✓ FOOD SAFETY PROGRAMS ✓ PROCESS INTEGRITY 3 AUDIT ✓ INTENSIVE 2 - DAY AUDIT 4 FORMAL SPECIFICATION SIGN - OFF ✓ INDUSTRY - LEADING REQUIREMENTS 5 SUPPLIER CERTIFICATION (INGREDIENT TESTING I) ✓ CERTIFICATE OF ANALYSIS ON EVERY LOT ✓ VERIFY TESTING RESULTS MEET OUR SPECS 6 WAREHOUSE (INGREDIENT TESTING II) TESTED AT OUR INGREDIENT WAREHOUSE ✓ 60 SAMPLES PER LOT ✓ QUALITY, PURITY, IDENTITY, POTENCY 7 MANUFACTURER (INGREDIENT TESTING III) SCREENING UPON ARRIVAL AT MANUFACTURING SITES ✓ IDENTITY ✓ QUALITY/ MICRO 8 FINISHED GOODS TESTING HIGH STATISTICAL CONFIDENCE SAMPLING PLAN ✓ QUALITY – MICRO/ANALYTICAL ✓ NUTRITION ✓ SENSORY 43 ROBERT NUTRITION AND SUPPLEMENT SUBSCRIPTIONS

44 THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. CARL DIGITAL SUBSCRIPTIONS CONNECTED FITNESS EQUIPMENT NUTRITION AND SUPPLEMENT SUBSCRIPTIONS THE BEACHBODY COMPANY MARKETING SOCIAL COMMERCE COMMUNITY

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 19% 37% 44% <$50,000 $50,000 to $99,999 $100,000+ HOUSEHOLD INCOME MARRIED/LIVING WITH A ROMANTIC PARTNER 76% HAVE KIDS IN HOUSEHOLD 56% 5% 36% 39% 16% 4% 18 – 24 25 – 34 35 – 44 45 – 54 55 – 64 AGE RANGE 21% 29% 14% 11% 4 Days 5 Days 6 Days 7 Days AVERAGE WORKOUT DAYS PER WEEK THE BEACHBODY COMPANY DEMOGRAPHICS 45 CARL MARITAL/FAMILY STATUS 7 % MEN 93% WOMEN BEACHBODY/OPENFIT 38 % MEN 62% WOMEN MYX MARKETING SOCIAL COMMERCE COMMUNITY

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. MARKETING 46 MARKETING SOCIAL COMMERCE COMMUNITY CARL Performance Marketing ▪ Sophisticated analytics to drive efficiency through the acquisition funnel – Awareness channels of streaming and linear TV, traditional and satellite radio – Lower funnel, direct - response channels of paid search, paid social, affiliate marketing, and others ▪ World - class behavioral and interest - based targeting and retargeting based on 22 years of data and learning

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. SOCIAL COMMERCE 47 MARKETING SOCIAL COMMERCE COMMUNITY Micro - Influencers ▪ 400,000+ coaches are the largest influencer community in fitness ▪ Revenue - sharing opportunity ▪ Powerful demand creation ▪ Drive sales through word - of - mouth marketing and real results DAY 1 DAY 80 DAY 1 DAY 30 CARL

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 48 Macro - Influencers and Celebrities ▪ Major followings with 125M+ people ▪ Revenue - sharing structure, similar to micro - influencer commission model ▪ Compelling content MARKETING SOCIAL COMMERCE COMMUNITY SOCIAL COMMERCE Obi Vincent 954K Followers Andrea Rogers 122K Followers Shay Mitchell 30M Followers Sophia Rose 648K Followers Arnold Schwarzenegger 21M Followers LeBron James 80M Followers Valeriu Gutu 816K Followers Lita Lewis 535K Followers CARL

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. COMMUNITY 49 Engagement and Support ▪ Small group classes ▪ Facebook groups ▪ BODgroups ▪ Live - trainer messaging MARKETING SOCIAL COMMERCE COMMUNITY CARL

GROWTH OPPORTUNITIES AND FINANCIAL OVERVIEW 50 THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. CARL

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. SIGNIFICANT OPPORTUNITIES TO ACCELERATE GROWTH 51 Increased investment in customer acquisition while maintaining historical return profile Accelerating international expansion and leveraging connected fitness with the MYX bike Tech and supply chain improvements, enabling more rapid development of nutrition products Market and product expansion through opportunistic M&A Founder - led business focused on cohort - level profitability Dominating U.S. market with a holistic health and fitness solution Premium nutrition products using the highest - quality ingredients with proven efficacy Proven experience executing and integrating bolt - on acquisitions (Gixo, Ladder, and MYX) WHERE WE ARE GOING WHERE WE ARE CARL

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. BOD, Openfit, MYX, and micro - influencer CRM platform Subscriptions in 2021 – 2025 period at an ARPU of $117 – $140 with pricing changes due to mix - shift and higher ARPU driven by new digital and nutrition launches. Beachbody and Ladder nutrition and supplement SKUs, subscriptions, and non - subscription SKUs, including non - connected fitness equipment OVERVIEW OF KEY REVENUE DRIVERS DIGITAL SUBSCRIPTIONS NUTRITION AND OTHER CONNECTED FITNESS EQUIPMENT Subscription fees Nutrition and supplement subscriptions Non - subscription SKUs Equipment hardware MYX and MYX Plus Subscriptions in 2021 – 2025 period at an ARPU of $145 - $147 based on: • $99 annual • $39 quarterly • $29 Nutrition+ and $49 VIP Early Access • $15.95 CRM platform (which 85% of micro - influencer coaches pay) Units in 2021 – 2025 period at a price of $1,299 – $1,499 with shift toward MYX Plus. COMPONENT PRODUCTS REVENUE DRIVER SUE 52 Micro - Influencer CRM Platform

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. KEY ASSUMPTIONS AND OPPORTUNITIES IN - MODEL ASSUMPTIONS OUT - OF - MODEL OPPORTUNITIES 2020 – 2025 CONTRIBUTION TO CAGR % CONSERVATIVE ASSUMPTIONS ON THE BASELINE BUSINESS Baseline North American Digital Subscription and Nutrition revenue growth at historical average annual marketing spend 8% 2.1X INCREASED MEDIA INVESTMENT TO ACCELERATE MARKET SHARE AND CAPTURE TOTAL ADDRESSABLE MARKET Digital Subscription and Nutrition North American revenue growth resulting from 2.1X incremental annual marketing spend 12% INTERNATIONAL GROWTH Digital and Nutrition International revenue growth through social commerce only 3% BEACHBODY AND OPENFIT 2020 – 2025 CAGR 23% CONNECTED FITNESS EXPANSION MYX connected fitness equipment and digital subscriptions 7% CONSOLIDATED CAGR 30% ▪ Pricing increases / premium tier subscriptions ▪ Openfit international ▪ MYX international ▪ Increased attachment rate ▪ Opportunistic M&A 1 2 3 4 53 THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED.

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. $0.9B $0.4B $0.9B $0.3B $0.8B $3.3B 2020 GAAP Revenue Baseline Digital Subscription and Nutrition International Growth Connected Fitness Increase 2025E FY Revenue REVENUE BRIDGE (2020E – 2025E) THE BEACHBODY COMPANY PROJECTED GROWTH 54 THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. SUE ($ in billions) International Growth* Through Social Commerce Only 2020 FY Unaudited GAAP Revenue 2025 FY Estimated GAAP Revenue Connected Fitness Increase From Equipment and Digital Subscriptions Consolidated Beachbody + Openfit (Digital and Nutrition) Beachbody + Openfit (Digital and Nutrition) MYX Consolidated • Pricing increases / premium tier subscriptions • Openfit international • MYX international • Increased attachment rate • Opportunistic M&A *Germany, Mexico, Colombia, Australia, Italy, Malaysia, Netherlands, Korea, Thailand, and China Beachbody (Digital and Nutrition) 1 2 3 4 Out - of - Model Opportunities Baseline Growth (North America) At Historical Annual Marketing Spend 3M Total Subscriptions 11.8M Total Subscriptions Digital Subscription and Nutrition Growth (North America) Resulting from 2.1X Incremental Annual Marketing Spend

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. REVENUE (2018A – 2025E) THE BEACHBODY COMPANY HISTORICAL AND PROJECTED FINANCIALS ($ in millions) 55 $580 $505 $529 $560 $634 $783 $992 $1,261 $211 $251 $337 $456 $649 $879 $1,144 $1,452 $28 $97 $195 $296 $494 $581 $790 $756 $893 $1,112 $1,479 $1,958 $2,631 $3,294 2018A 2019A 2020E 2021E 2022E 2023E 2024E 2025E REVENUE GROWTH % (4.3%) 18.1% 24.5% 33.0% 32.4% 34.4% 25.2% DIGITAL SUBSCRIPTIONS 1 1.5M 1.7M 2.6M 3.7M 5.2M 6.8M 8.8M 10.9M NUTRITION SUBSCRIPTIONS 0.4M 0.3M 0.4M 0.4M 0.5M 0.5M 0.7M 0.8M CONNECTED DEVICES SOLD - - 27K 73K 136K 203K 338K 398K Connected Fitness Digital Subscriptions Nutritional Products THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. 2020E – 2025E CAGR: 84% 34% 19% SUE

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. ADJUSTED EBITDA (2018A – 2025E) COMMENTARY THE BEACHBODY COMPANY HISTORICAL AND PROJECTED FINANCIALS ($ in millions) 56 $66 $74 $32 ($30) $66 $181 $348 $532 2018A 2019A 2020E 2021E 2022E 2023E 2024E 2025E EBITDA % of Revenue 8.3% 9.8% 3.6% NM 4.5% 9.2% 13.2% 16.2% TOTAL MARKETING SPEND $69 $54 $96 $156 $186 $248 $305 $364 THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. ▪ Beachbody core business generates significant cash flow with highly profitable unit economics ▪ Media investment is variable and will be used to drive incremental subscriber growth and increase ROI on marketing dollars ▪ Capital raised from SPAC transaction will allow the company to flex overall marketing spending based on market conditions ▪ Initial investment in customer acquisition expected to generate significant returns across all three platforms by 2022 once MYX is fully integrated SUE

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. TRANSACTION SUMMARY PRO FORMA CAPITALIZATION AND OWNERSHIP FOREST ROAD TRANSACTION DETAILS 57 1 Shares and ownership based on fully diluted shares outstanding using the treasury stock method. 2 Expected cash at transaction close. 3 Dual class common share structure to be implemented at closing, with certain persons receiving high vote common shares with 10:1 voting power. Excludes impact of 15.3 million public and private placement warrants struck at $11.50. Also excludes impact of 3.8 million unvested founder shares; which vest ratably at $12.00, $13.00, $14.00, $15.00 and $16.00 per share. ($ in millions) ($ and shares in millions; other than per share value) SOURCES FRX cash in trust $300 PIPE investment $225 Total $525 USES Cash to balance sheet $424 Secondary proceeds $38 Estimated fees and expenses $63 Total $525 ▪ Beachbody to merge with Forest Road (“FRX”) at a pro forma enterprise value of $3.0 billion (2.0x ’22E revenue) ▪ Founders and selling shareholders to maintain over 80% pro forma ownership ▪ 50% of FRX Founder Shares (3.8 million) to vest ratably at $12.00, $13.00, $14.00, $15.00 and $16.00 per share PRO FORMA VALUATION Pro forma shares outstanding 1 342.5 Illustrative share price $10.00 Pro forma equity value $3,425 Pro forma cash on balance sheet 2 ($455) Pro forma enterprise value $2,970 Pro forma EV / ’22E revenue ($1.5 billion) 2.0x PRO FORMA OWNERSHIP 3 Carl Daikeler 41.1% Jonathan Congdon 6.6% Other owners 35.8% FRX Public Shares 8.8% PIPE Shares 6.6% FRX Founder Shares 1.1% Existing shareholders to hold ~84% of the pro forma business – led by founders with ~48% ownership

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. CATEGORY DESCRIPTION INTERNATIONAL DIGITAL FITNESS BRANDS Apps with unique functionality and international reach that could be integrated into Openfit NUTRITIONAL SUPPLEMENTS Startup supplement brands that could benefit from the Beachbody platform MINDFULNESS / SLEEP Companies that could further extend Beachbody’s content library into meditation and sleep EXPERIENTIAL FITNESS Offline fitness or wellness concepts with massive reach NUTRITION TRACKING Nutrition applications used to track diet and exercise ANCILLARY SERVICES Businesses that help improve margins and further solidify Beachbody’s competitive advantages ADDITIONAL CONNECTED FITNESS Innovative technology - driven hardware solutions that our customers want 58 OPPORTUNISTIC M&A CARL

THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED. THE LEADING HOLISTIC HEALTH AND WELLNESS PLATFORM THAT DELIVERS RESULTS 59 THE BEACHBODY COMPANY GROUP. CONFIDENTIAL AND PROPRIETARY. THIS INFORMATION MAY NOT BE DISCLOSED OR REPRODUCED.